UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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PERIPHAS CAPITAL

PARTNERING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PERIPHAS CAPITAL PARTNERING CORPORATION

667 MADISON AVENUE, 15TH FLOOR

NEW YORK, NEW YORK 10065

Dear Periphas Capital Partnering Corporation Stockholder:

You are cordially invited to attend a special meeting of stockholders of Periphas Capital Partnering Corporation., a Delaware corporation (“PCPC” or the “Company”), which will be held on December 12, 2022, at 11:00 a.m., Eastern Time (the “Special Meeting”).

In light of the novel coronavirus (referred to as “COVID-19”) pandemic and to support the well-being of PCPC’s stockholders and partners, the Special Meeting will be completely virtual. You may attend the Special Meeting and vote your shares electronically during the Special Meeting via live webcast by visiting https://www.cstproxy.com/periphascapitalpartneringcorp/2022. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. PCPC recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

As more fully described in the accompanying proxy statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

1.

Proposal No. 1 — The “Extension Proposal” — To extend the date by which PCPC must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar partnering transaction, involving PCPC and one or more businesses, which we refer to as a “partnering transaction,” from December 14, 2022 (or March 14, 2023, if PCPC has executed a letter of intent, agreement in principle or definitive agreement for an initial partnering transaction by December 14, 2022), or the “Termination Date”, to September 30, 2023 or such earlier date as determined by our board of directors (the “Board”) to be in the best interests of the Company, which we refer to as the “Extension”, and such later date, the “Extended Date” (the “Extension Proposal”); and

2.

Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the Special Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting for, or otherwise in connection with, the approval of the Extension Proposal.

Each of the Extension Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote, in which case the Adjournment Proposal will be the only proposal presented at the Special Meeting.

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the potential partnering transaction. While we are currently in preliminary discussions with an entity regarding a potential business combination (the “potential partnering transaction”), our Board currently believes that there will not be sufficient time before December 14, 2022 (or March 14, 2023, if PCPC has executed a letter of intent, agreement in principle or definitive agreement for an initial partnering transaction by December 14, 2022) to negotiate and complete the potential partnering transaction, if we proceed with it (as to which there can be no assurance). Accordingly, the Board believes that in order to be able to consummate the potential partnering transaction, we will need to obtain the Extension to allow us additional time to negotiate definitive transaction documents for the potential partnering transaction and seek stockholder approval of the potential partnering transaction. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate the potential partnering transaction to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

If the Extension Proposal is approved, the Board will be granted the authority to cease all operations of the Company and to wind up prior to September 30, 2023 if it determines it would be in the best interests of the Company to do so. Our Board may also abandon the Extension prior to the Special Meeting if it is not able to or determines it will not be able to negotiate a letter of intent, agreement in principle or definitive agreement for the potential partnering transaction.

Without the Extension, PCPC believes that it may not be able to complete the potential partnering transaction on or before the December 14, 2022 (or March 14, 2023, if PCPC has executed a letter of intent, agreement in principle or definitive agreement for an initial partnering transaction by December 14, 2022), which is also referred to as the Termination Date. If that were to occur, PCPC would be precluded from completing the potential partnering transaction and would be forced to liquidate even if PCPC’s stockholders would otherwise be in favor of consummating the potential partnering transaction. If the Extension Proposal is not approved and the potential partnering transaction is not completed on or before the Termination Date, PCPC will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock” or “Public Shares”), at a per share price, payable in cash, equal to the aggregate amount then on deposit in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest not previously released to PCPC to pay franchise and income taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Proposal is approved, as contemplated by the Certificate of Incorporation, the holders of PCPC’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account (the “Redemption”). Holders who hold Public Shares as of the redemption deadline may exercise their redemption rights in connection with the Extension Proposal regardless of how they vote, or if they vote, at the Special Meeting. If the Extension Proposal is not approved, these Public Shares will not be redeemed in connection with the Extension Proposal and the Special Meeting.

The Company expects that the redemption price per share at the time of the Special Meeting will be approximately $25.10, based on the current aggregate amount on deposit in the Trust Account of approximately $416.7 million, less approximately $945,000 in franchise and income taxes estimated to be paid prior to the Special Meeting, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the New York Stock Exchange (the “NYSE”) on November 11, 2022 was $24.97. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.13 more per share than if the stock was sold in the open market. PCPC cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. PCPC believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if PCPC does not complete the potential partnering transaction on or before the Termination Date.

The accompanying proxy statement provides stockholders with detailed information about the Extension Proposal and other matters to be considered at the Special Meeting, including PCPC stockholders’ right to redeem their Public Shares for a pro rata portion of the cash held in our Trust Account in connection with the Extension. We encourage you to read the entire accompanying proxy statement, including any Annexes and other documents referred to therein, carefully and in their entirety.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE PCPC REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO PCPC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

The Board has fixed the close of business on November 11, 2022 (the “Record Date”) as the date for determining PCPC’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Class A Common Stock, Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), and Class F Common Stock, par value $0.0001 per share (“Class F Common Stock”), (collectively, “Common Stock”) on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Our Certificate of Incorporation provides that we may extend our corporate existence with the affirmative vote of holders, as of the Record Date, of a majority of the voting power of the then outstanding shares of our Common Stock that are voted at a meeting to extend the date of such corporate existence, voting together as a single class. Approval of the Extension Proposal therefore requires the affirmative vote of such holders, as of the Record Date, of a majority of the voting power of the then outstanding shares of our Common Stock that are voted at a meeting to extend such date, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposal at the Special Meeting.

After careful consideration of all relevant factors, the Board has determined that the Extension Proposal and, if presented, the Adjournment Proposal are in the best interests of PCPC and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information about the Special Meeting, the Extension Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, PCPC urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of PCPC

/s/ Sanjeev Mehra
Sanjeev Mehra
Chief Executive Officer
November 14, 2022

The accompanying proxy statement is dated November 14, 2022, and is first being mailed to stockholders of the Company on or about November 14, 2022.

IMPORTANT

Your vote is very important. Whether or not you plan to attend the Special Meeting online, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Special Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 12, 2022: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/periphascapitalpartneringcorp/2022.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF PERIPHAS CAPITAL PARTNERING CORPORATION

TO BE HELD ON DECEMBER 12, 2022

To the Stockholders of Periphas Capital Partnering Corporation:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Special Meeting”) of Periphas Partnering Corporation, a Delaware corporation (“PCPC,” the “Company,” “we,” “our” or “us”), will be held on December 12, 2022, at 11:00 a.m., Eastern time, via live webcast at the following address https://www.cstproxy.com/periphascapitalpartneringcorp/2022. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. PCPC recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. You are cordially invited to attend the Special Meeting for the following purposes:

1.

Proposal No. 1 — The “Extension Proposal” — To extend the date by which PCPC must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar partnering transaction (a “partnering transaction”), involving PCPC and one or more businesses, from December 14, 2022 (or March 14, 2023, if PCPC has executed a letter of intent, agreement in principle or definitive agreement for an initial partnering transaction by December 14, 2022) to September 30, 2023 or such earlier date as determined by our board of directors (the “Board”) to be in the best interests of the Company (the “Extension,” and such later date, the “Extended Date”) (the “Extension Proposal”); and

2.

Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”).

The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the potential partnering transaction. While we are currently in preliminary discussions with an entity regarding a potential business combination (the “potential partnering transaction”), our Board currently believes that there will not be sufficient time before December 14, 2022 (or March 14, 2023, if PCPC has executed a letter of intent, agreement in principle or definitive agreement for an initial partnering transaction by December 14, 2022) to negotiate and complete the potential partnering transaction, if we proceed with it (as to which there can be no assurance). Accordingly, the Board believes that in order to be able to consummate the potential partnering transaction, we will need to obtain the Extension to allow us additional time to negotiate definitive transaction documents for the potential partnering transaction and seek stockholder approval of the potential partnering transaction. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate the potential partnering transaction to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment. There can be no assurance that we will ultimately enter into and complete the potential partnering transaction.

If the Extension Proposal is approved, the Board will be granted the authority to cease all operations of the Company and to wind up prior to September 30, 2023 if it determines it would be in the best interests of the Company to do so. Our Board may also abandon the Extension prior to the Special Meeting if it is not able to or determines it will not be able to negotiate a letter of intent, agreement in principle or definitive agreement for the potential partnering transaction.

Without the Extension, PCPC believes that it may not be able to complete the potential partnering transaction on or before the Termination Date. If that were to occur, PCPC would be precluded from completing the potential partnering transaction and would be forced to liquidate even if PCPC’s stockholders would otherwise be in favor of consummating the potential partnering transaction. If the Extension Proposal is not approved and a partnering transaction is not completed on or before the Termination Date, PCPC will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding shares of Class A common stock, par value $0,001 per share (the “Class A Common Stock” or “Public Shares”), at a per share price, payable in cash, equal to the aggregate amount then on deposit in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), including interest not previously released to PCPC to pay franchise and income taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Proposal is approved, as contemplated by the Certificate of Incorporation, the holders of PCPC’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account (the “Redemption”). Holders who hold Public Shares as of the redemption deadline may exercise their redemption rights in connection with the Extension Proposal regardless of how they vote, or if they vote, at the Special Meeting. If the Extension Proposal is not approved, these Public Shares will not be redeemed in connection with the Extension Proposal and the Special Meeting.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE PCPC REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO PCPC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

The withdrawal of funds from the Trust Account in connection with the Redemption will reduce the amount held in the Trust Account following the Redemption. In such event, the Company may need to obtain additional funds to complete the potential partnering transaction, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Anchor investors, Board members and operating partners holding approximately 10.4% of our outstanding Public Shares have agreed not to redeem their public shares in connection with the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of their ownership of 120,000 shares of our Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), and 828,000 shares of our Class F Common Stock, par value $0.0001 per share (“Class F Common Stock”), where which were issued to the Sponsor prior to our initial public offering, 245,600 shares of our Class A Common Stock and 61,400 private placement warrants, which we refer to as the “private placement shares” and the “private placement warrants”, respectively, and which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the initial public offering. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

The Board has fixed the close of business on November 11, 2022 (the “Record Date”) as the date for determining PCPC’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

ii

Approval of the Extension Proposal requires the affirmative vote of holders, as of the Record Date, of a majority of the voting power of the then outstanding shares of PCPC’s Class A Common Stock, Class B Common Stock and Class F Common Stock (collectively, “Common Stock”), that are voted at a meeting to extend such date, voting together as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposal at the Special Meeting.

The PCPC Warrants do not have voting rights.

This proxy statement contains important information about the Special Meeting, the Extension Proposal and the Adjournment Proposal. Whether or not you plan to attend the Special Meeting, PCPC urges you to read this material carefully and vote your shares.

This proxy statement is dated November 14, 2022 and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of Periphas Capital Partnering Corporation

/s/ Sanjeev Mehra
Sanjeev Mehra
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON DECEMBER 12, 2022

This Notice of Special Meeting and Proxy Statement are available at

https://www.cstproxy.com/periphascapitalpartneringcorp/2022.

iii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this proxy statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our and our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

•

PCPC’s ability to complete the partnering transaction related to which it is in preliminary discussions with an entity regarding a potential business combination (the “potential partnering transaction”);

•	the anticipated benefits of the potential partnering transaction;

•	the volatility of the market price and liquidity of the Class A Common Stock, par value $0.0001 per share (“Class A Common Stock” or “Public Shares”) and other securities of PCPC;

•

the use of funds not held in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”) or available to PCPC from interest income on the Trust Account balance; and

•	the competitive environment in which the Company will operate following the potential partnering transaction.

While forward-looking statements reflect PCPC’s good faith beliefs, they are not guarantees of future performance. PCPC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause PCPC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in PCPC’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2022, as amended, and in other reports PCPC files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to PCPC (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the special meeting of stockholders (the “Special Meeting”) and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that is important to PCPC stockholders. Stockholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposals to be presented at the Special Meeting and the voting procedures for the Special Meeting.

Q:	Why am I receiving this proxy statement?

A:

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Special Meeting to be held virtually on December 12, 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company, a Delaware corporation, was formed on September 11, 2020 for the purpose of identifying a company with which to partner in order to effectuate a merger, share exchange, asset acquisition, share purchase, reorganization or similar partnering transaction with one or more businesses (“partnering transaction”). The Company may pursue a partnering transaction in any business or industry but expects to focus on a business where the Company believes its strong network, operational background, and aligned economic structure will provide the Company with a competitive advantage. On December 14, 2020, the Company consummated its initial public offering of 14,400,000 CAPS™ at $25.00 per CAPS™, generating gross proceeds of $360.0 million, and incurring offering costs of approximately $4.0 million (net of reimbursement of offering costs of approximately $350,000 from the underwriter). On December 14, 2020, the underwriter exercised the over-allotment option in full, and on December 16, 2020, purchased 2,160,000 additional CAPS™ (the “Over-Allotment CAPS™”), generating additional gross proceeds of $54.0 million, and incurred additional offering costs of approximately $540,000 in underwriting fees. Each CAPS™ is comprised of one share of Class A Common Stock and one-quarter of one warrant (the “Public Warrants”) to purchase a share of Class A Common Stock. Like most special purpose acquisition companies, PCPC’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of the outstanding Public Shares sold in the initial public offering if there is no qualifying partnering transaction(s) consummated on or before the Termination Date.

PCPC believes that it is in the best interests of PCPC’s stockholders to continue PCPC’s existence until the Extended Date, if necessary, in order to allow PCPC additional time to negotiate and complete the potential partnering transaction and is therefore holding this Special Meeting. There can be no assurance that we will ultimately enter into and complete the potential partnering transaction.

Q:	What are the specific proposals on which I am being asked to vote at the Special Meeting?

A:	PCPC stockholders are being asked to consider and vote on the following proposals:

1.

Proposal No. 1 — The “Extension Proposal” — To extend the date by which PCPC must consummate a partnering transaction, involving PCPC and one or more businesses, from December 14, 2022 (or March 14, 2023, if PCPC has executed a letter of intent, agreement in principle or definitive agreement for an initial partnering transaction by December 14, 2022) to September 30, 2023 or such earlier date as determined by our Board to be in the best interests of the Company (the “Extension,” and such later date, the “Extended Date”) (the “Extension Proposal”); and

2.

Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”).

Q:	Why is PCPC proposing the Extension Proposal and the Adjournment Proposal?

A:

PCPC’s Certificate of Incorporation provides for the return of the initial public offering proceeds held in trust to the holders of Public Shares sold in the initial public offering if there is no qualifying partnering transaction(s) consummated on or before the Termination Date. The purpose of the Extension Proposal and, if necessary, the Adjournment Proposal, is to allow PCPC additional time to negotiate and complete the potential partnering transaction.

The Board believes that it is in the best interests of PCPC stockholders that the Extension be obtained so that, in the event the potential partnering transaction is for any reason not able to be consummated on or before the Termination Date, PCPC will have additional time to negotiate and consummate the potential partnering transaction. Without the Extension, PCPC believes that it may not be able to complete the potential partnering transaction on or before the Termination Date. If that were to occur, PCPC would be precluded from completing the potential partnering transaction and would be forced to liquidate even if PCPC’s stockholders are otherwise in favor of consummating the potential partnering transaction. If the Extension Proposal is not approved and the partnering transaction is not completed on or before the Termination Date, PCPC will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to PCPC to pay franchise and income taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish the rights of the holders of Public Shares (“Public Stockholders”) as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the PCPC Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

PCPC believes that given PCPC’s expenditure of time, effort and money on the potential partnering transaction, circumstances warrant ensuring that PCPC is in the best position possible to negotiate and consummate the potential partnering transaction and that it is in the best interests of PCPC’s stockholders that PCPC obtain the Extension. There can be no assurance that we will ultimately enter into and complete the potential partnering transaction.

Public stockholders may elect to redeem their Public Shares (the “Redemption”) for a per-share price (the “Per-Share Redemption Price”), payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay franchise taxes and income taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, regardless of whether such stockholder votes “FOR” or “AGAINST” the Extension Proposal.

If the Extension Proposal is approved and the Extension is completed, we will, pursuant to the investment management trust agreement, remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the stockholder vote on the Extension Proposal multiplied by the Per-Share Redemption Price (the “Withdrawal”) and retain the remainder of the funds in the Trust Account for our use in connection with consummating an initial partnering transaction on or before the Extended Date.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption will reduce the amount held in the Trust Account following the Redemption. We cannot predict the amount that will remain in the Trust Account following the completion of the Extension and the amount remaining in the Trust Account may be only a small fraction of the approximately $416.7 million that was in the Trust Account as of November 11, 2022. In such event, we may need to obtain additional funds to complete the potential partnering transaction, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Q:	What vote is required to approve the proposals presented at the Special Meeting?

A:

Approval of the Extension Proposal requires the affirmative vote of holders, as of November 11, 2022 (the “Record Date”), of a majority of the voting power of the then outstanding shares of PCPC’s Class A Common Stock, Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), and Class F Common Stock, par value $0.0001 per share (“Class F Common Stock”), (collectively, “Common Stock”) that are voted at a meeting to extend such date, voting together as a single class. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Extension Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting and will have no effect on the outcome of any vote on the Adjournment Proposal. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal.

Q:	Why should I vote “FOR” the Extension Proposal?

A:

PCPC believes stockholders will benefit from PCPC consummating the potential partnering transaction and is proposing the Extension Proposal to extend the date by which PCPC must complete a partnering transaction until the Extended Date. The Extension would give PCPC additional time to negotiate and complete the potential partnering transaction.

The Board believes that it is in the best interests of PCPC stockholders that the Extension be obtained so that, in the event the potential partnering transaction is for any reason not able to be consummated on or before the Termination Date, PCPC will have additional time to negotiate and consummate the potential partnering transaction. Without the Extension, PCPC believes that it may not be able to complete the potential partnering transaction on or before the Termination Date. If that were to occur, PCPC would be precluded from completing the potential partnering transaction and would be forced to liquidate even if PCPC stockholders are otherwise in favor of consummating the potential partnering transaction. If the Extension Proposal is not approved and the potential partnering transaction is not completed on or before the Termination Date, PCPC will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to PCPC to pay franchise and income taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the PCPC Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

PCPC believes that given PCPC’s expenditure of time, effort and money on the potential partnering transaction, circumstances warrant ensuring that PCPC is in the best position possible to consummate the potential partnering transaction and that it is in the best interests of PCPC’s stockholders that PCPC obtain the Extension if needed.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by PCPC’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

If presented, the Board recommends that you vote in favor of the Adjournment Proposal but expresses no opinion as to whether you should redeem your Public Shares.

Q:	When would the Board abandon the Extension Proposal?

A:

Our Board will abandon the Extension if our stockholders do not approve the Extension Proposal. Our Board may also abandon the Extension Proposal prior to the Special Meeting if it is not able to or determines it will not be able to negotiate a letter of intent, agreement in principle or definitive agreement for the potential partnering transaction.

Q:	How will PCPC Holdings, LLC (the “Sponsor”) and PCPC’s directors and officers vote?

A:

The Sponsor and PCPC’s directors and officers have advised PCPC that they intend to vote any Common Stock over which they have voting control in favor of the Extension Proposal and, if necessary, the Adjournment Proposal.

The Sponsor and PCPC’s directors and officers and their respective affiliates are not entitled to redeem any shares of Common Stock in connection with the Extension Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 120,000 shares of our Class B Common Stock and 828,000 shares of our Class F Common Stock, representing 20.0% of issued and outstanding voting power of PCPC’s Common Stock (not including the shares of Class A Common Stock purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the initial public offering, the “private placement shares”). The Sponsor also holds an additional 245,600 private placement shares and our directors and officers collectively own 40,000 shares of Class A Common Stock. The Sponsor and our directors and officers are entitled to vote its private placement shares on the proposals at the Special Meeting and will vote such shares in favor of the Extension Proposal and the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Proposal or the Adjournment Proposal?

A:	If you do not want the Extension Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or to vote in person at the Special Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal or the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established, and will have no effect on the outcome of any vote on the Extension Proposal or the Adjournment Proposal.

If the Extension Proposal is approved, the Adjournment Proposal will not be presented for a vote.

Q:	What happens if the Extension Proposal is not approved?

A:

If there are insufficient votes to approve the Extension Proposal, PCPC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. Our Board will abandon the Extension if our stockholders do not approve the Extension Proposal.

If the Extension Proposal is not approved and the potential partnering transaction is not completed on or before the Termination Date, PCPC will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to PCPC to pay franchise and income taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the PCPC Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

The Sponsor and the officers and directors of PCPC waived their rights to participate in any liquidation distribution with respect to the Common Stock held by them. There will be no distribution from the Trust Account with respect to PCPC’s warrants, which will expire worthless in the event PCPC dissolves and liquidates the Trust Account. PCPC will pay any costs from its remaining assets outside of the Trust Account.

Q:	If the Extension Proposal is approved, what happens next?

A:

We are seeking the Extension Proposal to provide us additional time to negotiate and complete the potential partnering transaction. We are currently in preliminary discussions with an entity regarding a potential partnering transaction. Our seeking to complete the potential partnering transaction will involve:

•	negotiating and executing a definitive agreement and related agreements;

•	completing proxy materials and, if applicable, a registration statement;

•	establishing a meeting date and record date for the potential partnering transaction Special Meeting, and distributing proxy materials to stockholders;

•	attempting to ensure that the conditions to the closing of the potential partnering transaction are satisfied; and

•	holding the potential partnering transaction Special Meeting.

We are seeking approval of the Extension Proposal because we believe we may not be able to complete all of the tasks listed above prior to December 14, 2022 (or March 14, 2023, if PCPC has executed a letter of intent, agreement in principle or definitive agreement for an initial partnering transaction by December 14, 2022).    There can be no assurance that we will ultimately enter into and complete the potential partnering transaction.

Upon approval of the Extension Proposal, we will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our Common Stock and Public Warrants will remain publicly traded.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Common Stock held by the Sponsor as a result of its ownership of shares of our Class A Common Stock, Class B Common Stock and Class F Common Stock.

Q:	Where will I be able to find the voting results of the Special Meeting?

A:

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results and the Extended Date, to the extent that the Extension Proposal was approved, on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available. If the Extension Proposal is approved and the Board, in their discretion, later determines that it would be in the best interests of the Company that the Company cease all operations and wind up prior to September 30, 2023, the Company will announce such decision on a Current Report on Form 8-K.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. You may change your vote by sending a later-dated, signed proxy card to PCPC’s Secretary at the address listed below prior to the vote at the Special Meeting, or by attending the Special Meeting and voting in person online. You also may revoke your proxy by sending a notice of revocation to PCPC’s Secretary, provided such revocation is received prior to the vote at the Special Meeting. If your shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. Approval of the Extension Proposal requires the affirmative vote of holders of a majority of the voting power of the then outstanding shares of PCPC’s Common Stock, voting together as a single class, that are voted at the Special Meeting. Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. With respect to the Extension Proposal, abstentions and broker non-votes will have no effect on the Extension Proposal, assuming that a quorum is present. With respect to the Adjournment Proposal, abstentions and broker non-votes will have no effect on the Adjournment Proposal, assuming that a quorum is present.

The shares of our Class F Common Stock are entitled, together with the shares of our Class B Common Stock, to 20% of the voting power of our Common Stock (not including the private placement shares) as of the close of business on the Record Date. Our Sponsor holds all of the outstanding shares of our Class B Common Stock and our Class F Common Stock and 245,600 private placement shares and our directors and officers collectively own 40,000 shares of Class A Common Stock. Our Sponsor, directors and officers will vote all of such shares in favor of both the Extension Proposal and the Adjournment Proposal. Anchor investors, Board members and operating partners holding approximately 10.4% of our Class A Common Stock have also agreed to vote all their shares of Class A Common Stock in favor of the Extension Proposal and the Adjournment Proposal, not to redeem their shares in connection with the Extension, and not to sell their shares before December 14, 2022 unless the Company chooses to not pursue the Extension Proposal or the potential partnering transaction before such date.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters. The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank or nominee may vote your shares with respect to such proposal without receiving voting instructions. The Extension Proposal is “non-routine.” In tabulating the voting result for the Proposals, shares that constitute broker non-votes and abstentions are not considered votes cast.

Q:	How can I attend the Special Meeting?

A:

You may attend the Special Meeting and vote your shares in person online during the Special Meeting via live webcast by visiting https://www.cstproxy.com/periphascapitalpartneringcorp/2022. You will need the 12-digit meeting control number that is printed on your proxy card to enter and vote at the Special Meeting. If your shares are held with a bank, broker or nominee and you wish to vote during the Special Meeting, you will need to obtain a legal proxy from your bank, broker or nominee and submit it to Continental Stock Transfer & Trust Company (“Continental”) by email at proxy@continentalstock.com. Please note that you will not be able to physically attend the Special Meeting in person but may attend the Special Meeting in person online.

Q:	What constitutes a quorum at the Special Meeting?

A:

A quorum will be present at the Special Meeting if a majority of the voting power of our Common Stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy. As of the Record Date, a majority of the voting power of our Common Stock was 10,472,801 votes. The shares of our Class F Common Stock are entitled, together with the shares of our Class B Common Stock, to 20% of the voting power of our Common Stock (not including the private placement shares) as of the close of business on the Record Date. Our Sponsor holds all of the outstanding shares of Class B Common Stock and Class F Common Stock, as well as 245,600 shares of Class A Common Stock issued in a private placement. Our directors and officers collectively own 40,000 shares of Class A Common Stock.

Your shares will be counted towards the quorum only if you submit a valid proxy (or your broker, bank or other nominee submits one on your behalf) or if you vote in person online at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares represented by stockholders present in person online at the Special Meeting or by proxy may authorize adjournment of the Special Meeting to another date.

Q:	How do I vote?

A:

If you were a holder of record of Common Stock on the Record Date, you may vote with respect to the applicable proposals in person online at the Special Meeting, by internet or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you choose to vote by internet, visit https://www.cstproxy.com/periphascapitalpartneringcorp/2022, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on December 11, 2022 (have your proxy card in hand when you visit the website). If you choose to participate in the Special Meeting, you can vote your shares electronically during the Special Meeting via live webcast by visiting https://www.cstproxy.com/periphascapitalpartneringcorp/2022. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. PCPC recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts.

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Alternatively, you may vote by telephone or over the internet as instructed by your broker, banker or other nominee. “Street name” stockholders who wish to vote at the Special Meeting will need the 12-digit meeting control number included on the instructions that accompanied your proxy materials, if applicable, or to obtain a proxy form from your broker, bank or other nominee.

Q:	Does the Board recommend voting “FOR” the approval of the Extension Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of the Extension Proposal, the Board has determined that the Extension Proposal is in the best interests of PCPC and its stockholders. The Board recommends that PCPC’s stockholders vote “FOR” the Extension Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of PCPC and its stockholders and recommends that PCPC’s stockholders vote “FOR” the Adjournment Proposal.

Q:	What interests do PCPC’s directors and officers have in the approval of the Extension Proposal?

A.

PCPC’s directors and executive officers and their respective affiliates may have interests that are different from, in addition to or in conflict with, yours. The PCPC Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in making their recommendation that you vote in favor of the approval of the Extension Proposal. See the section entitled “Special Meeting of PCPC Stockholders—Interests of the Sponsor and PCPC’s Directors and Officers’’ in this proxy statement.

Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Proposal?

A:	No. There are no appraisal rights available to PCPC’s stockholders in connection with the Extension Proposal under the General Corporation Law of the State of Delaware.

Q:	If I am a Public Warrant holder, can I exercise redemption rights with respect to my Public Warrants?

A:	No. There are no redemption rights with respect to the Public Warrants.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Proposal and the Adjournment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How are the funds in the trust account currently being held?

A:

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in partnering transaction transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed partnering transaction transactions; the potential liability of certain participants in proposed partnering transaction transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the trust account have, since the Company’s initial public offering, been held only in U.S.

government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), we instructed Continental Stock Transfer & Trust Company, the trustee managing the trust account, to liquidate the U.S. government securities or money market funds held in the trust account. All funds in the trust account are currently held in cash and will continue to be held in cash until the earlier of consummation of the potential partnering transaction or liquidation of the Company. As a result, we may now receive minimal interest, if any, on the funds held in the trust account, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company after giving effect to franchise taxes and income taxes and up to $100,000 in dissolution expenses that may be withdrawn from the trust account.

Q:	How do I exercise my redemption rights?

A:

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on December 8, 2022 (two business days before the Special Meeting), (i) submit a written request to PCPC’s transfer agent that PCPC redeem your Public Shares for cash and (ii) deliver your stock to PCPC’s transfer agent physically or electronically through The Depository Trust Company (“DTC”). The address of Continental Stock Transfer & Trust Company, PCPC’s transfer agent, is listed under the question “Who can help answer my questions?” below. PCPC requests that any requests for redemption include the identity of the beneficial owner making such request. Electronic delivery of your stock generally will be faster than delivery of physical stock certificates.

A physical stock certificate will not be needed if your stock is delivered to PCPC’s transfer agent electronically. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC and PCPC’s transfer agent will need to act to facilitate the request. It is PCPC’s understanding that stockholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because PCPC does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical stock certificate. If it takes longer than anticipated to obtain a physical certificate, stockholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests, with PCPC’s consent. If you delivered your shares for redemption to PCPC’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that PCPC’s transfer agent return the shares (physically or electronically). You may make such request by contacting PCPC’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?”

Q:	What should I do if I receive more than one set of voting materials for the Special Meeting?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Special Meeting?

A:

PCPC will pay the cost of soliciting proxies for the Special Meeting. PCPC has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Special Meeting. PCPC will reimburse

Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. PCPC will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. PCPC’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals, or if you need additional copies of this proxy statement or the proxy card you should contact our proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: Toll-Free (800) 662-5200 or (203) 658-9400

Email: PCPC.info@investor.morrowsodali.com

You may also contact PCPC at:

Periphas Capital Partnering Corporation

667 Madison Avenue, 15th Floor

New York, New York 10065

Attention: Todd Nice, Chief Financial Officer

E-mail: tnice@periphascap.com

To obtain timely delivery, PCPC’s stockholders must request the materials no later than five business days prior to the Special Meeting.

You may also obtain additional information about PCPC from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to PCPC’s transfer agent prior to 5:00 p.m., New York time, on the second business day prior to the Special Meeting. If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 22, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on May 13, 2022, August 11, 2022 and November 10, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete the potential partnering transaction.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the potential partnering transaction will be consummated prior to the Extended Date. Our ability to consummate the potential partnering transaction is dependent on a variety of factors, many of which are beyond our control, including the ability to reach agreement on the definitive terms of the potential partnering transaction. If the Extension is approved and the Company determines that it is in the best interest of its stockholders to pursue the potential partnering transaction, the Company expects to seek stockholder approval of the potential partnering transaction. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the potential partnering transaction. Even if the Extension or the potential partnering transaction are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the potential partnering transaction on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the potential partnering transaction vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other measures, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations. The excise tax is imposed on the repurchasing corporation itself and the amount of the excise tax is generally 1% of the fair market value of the shares repurchased. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

As described under “Special Meeting of PCPC Stockholders—Redemption Rights,” if the deadline for us to complete a partnering transaction (currently December 14, 2022 (or March 14, 2023, if PCPC has executed a letter of intent, agreement in principle or definitive agreement for an initial partnering transaction by December 14, 2022)) is extended, our Public Stockholders will have the right to require us to redeem their Public Shares. Any such redemption or other repurchase that occurs after December 31, 2022, in connection with the potential partnering transaction or otherwise may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with the potential partnering transaction would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the potential partnering transaction, (ii) the structure of the potential partnering transaction, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the potential partnering transaction (or otherwise issued not in connection with the potential partnering transaction but issued within the same taxable year of the potential partnering transaction), and (iv) the content of regulations and other guidance from the Treasury. The foregoing could cause a reduction in the cash available to complete the potential partnering transaction and may adversely affect our ability to complete the potential partnering transaction.

Furthermore, whether and to what extent we would be subject to the excise tax and the mechanics for payment of any excise tax in connection with a liquidating distribution in the event we fail to complete a partnering transaction by the Extended Date is unclear. Such liquidating distribution would be paid to the holders of Public Shares in accordance with the terms of our Certificate of Incorporation from funds lawfully available, which may impact the Public Shares if funds are not lawfully available or if third parties, including the Internal Revenue Service (the “IRS”), bring claims against us not otherwise covered by our Sponsor’s indemnification obligations.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential partnering transaction target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete the potential partnering transaction and may constrain the circumstances under which we could complete the potential partnering transaction.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in business combination transactions or partnering transactions between SPACs such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination or partnering transactions; the potential liability of certain participants in proposed business combination or partnering transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, the potential partnering transaction target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing the potential partnering transaction and the time required to consummate a transaction, and may constrain the circumstances under which we could complete the potential partnering transaction.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete the potential partnering transaction and instead be required to liquidate the Company. To mitigate the risk of that result, in early November 2022, we instructed Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the Trust Account, which may reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company.

As indicated above, the Company completed its initial public offering in December 2020 and has operated as a blank check company searching for a company with which to partner to effectuate a partnering transaction since such time (or approximately 23 months). The SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination or partnering transaction no later than 18 months after the effective date of the registration statement for its initial public offering. The company would then be required to complete its initial business combination or partnering transaction no later than 24 months after the effective date of the initial public offering registration statement. We understand that the SEC has recently been taking informal positions regarding the Investment Company Act consistent with the SPAC Rule Proposals.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its initial business combination or partnering transaction within the proposed time frame set forth in the proposed safe harbor rule. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete the potential partnering transaction and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account were, from our initial public offering until early November 2022, held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), in early November 2022, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of consummation of the potential partnering transaction or liquidation. This means that the amount available for redemption may not increase in the future, and those shareholders who elect not to redeem their public shares in connection with the Extension Proposal may receive no more than the same amount (less interest withdrawn to pay franchise and income taxes) if they redeem their public shares in connection with the potential partnering transaction or if the Company is liquidated in the future, in each case as compared with the per share amount they would receive if they had redeemed their public shares in connection with the Extension Proposal.

The Sponsor, our directors and executive officers, and their respective affiliates, represent in the aggregate approximately 21% of our voting power, and they have indicated they intend to vote in favor of the Extension Proposal.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and our directors and executive officers and their affiliates beneficially owned and were entitled to vote an aggregate of 285,600 shares of Class A Common Stock, 120,000 shares of Class B Common Stock and 828,000 shares of Class F Common Stock, representing approximately 21% of the voting power of the Company. The Extension Proposal must be approved by affirmative vote of holders of a majority of the voting power of the then outstanding shares of PCPC’s Common Stock, voting together as a single class, that are voted at the Special Meeting. Accordingly, it is likely that the Extension Proposal will be approved.

The NYSE may delist our securities from trading on its exchange following redemptions by our stockholders in connection with approval of the Extension Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A Common Stock, CAPS™ and warrants are listed on the New York Stock Exchange (the “NYSE”). After the Special Meeting, we may be required to demonstrate compliance with NYSE’s continued

listing requirements in order to maintain the listing of our securities on the NYSE. Such continued listing requirements for our securities include:

•

maintaining an average aggregate global market capitalization of at least $50,000,000 or an average aggregate global market capitalization attributable to our publicly-held shares of Class A Common Stock of at least $40,000,000, such publicly-held shares of Class A Common Stock excluding Class A common shares held by our directors, officers, or their immediate families and other concentrated holdings of ten percent or greater, in each case measured over thirty consecutive trading days;

•	our securities not falling below the following distribution criteria:

•	300 public stockholders; or

•	1,200 total stockholders and average monthly trading volume of 100,000 shares of Class A Common Stock, for the most recent 12 months; or

•	600,000 publicly-held shares of Class A Common Stock; and

•	consummating an initial partnering transaction within the time period specified in the Extension Proposal.

Additionally, we expect that if our Class A Common Stock fails to meet the NYSE’s continued listing requirements, our CAPS™ and warrants will fail to meet the NYSE’s continued listing requirements for those securities. We cannot assure you that any of our Class A Common Stock, CAPS™ or warrants will be able to meet any of the NYSE’s continued listing requirements following the Special Meeting and any related stockholder redemptions of our shares of Class A Common Stock. If our securities do not meet the NYSE’s continued listing requirements, the NYSE may delist our securities from trading on its exchange.

If the NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common Stock, CAPS™ and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

BACKGROUND

General

PCPC was formed as a Delaware corporation on July 14, 2020 for the purpose of identifying a company with which to partner in order to effectuate a merger, share exchange, asset acquisition, share purchase, reorganization or similar partnering transaction with one or more businesses (“partnering transaction”). The Company may pursue a partnering transaction in any business or industry but expects to focus on a business where the Company believes its strong network, operational background, and aligned economic structure will provide the Company with a competitive advantage.

On December 14, 2020, the Company consummated its initial public offering of 14,400,000 CAPS™ at $25.00 per CAPS™, generating gross proceeds of $360.0 million. Each CAPS™ is comprised of one share of our Class A Common Stock and one-quarter of a warrant to purchase a share of our Class A Common Stock. On December 14, 2020, the underwriter exercised the over-allotment option in full, and on December 16, 2020, purchased 2,160,000 additional CAPS™, generating additional gross proceeds of $54.0 million.

Simultaneously with the closing of its initial public offering, the Company consummated the private placement (“private placement”) of 224,000 private placement CAPS™ (the “Private Placement CAPS™”) at a price of $25.00 per CAPS™ to the Sponsor, generating proceeds of $5.6 million. Simultaneously with the closing of the over-allotment on December 16, 2020, the Company consummated the second closing of the private placement, resulting in the purchase of an aggregate of an additional 21,600 Private Placement CAPS™ at a price of $25.00 per CAPS™ by the Sponsor, generating gross proceeds to the Company of $540,000.

Upon the closing of the initial public offering and private placement, $414.0 million ($25.00 per CAPS™) of the net proceeds of the sale of the CAPS™ in the initial public offering and the private placement was placed in the Trust Account.

The Potential Partnering Transaction

We are currently in preliminary discussions with an entity to negotiate and complete a potential partnering transaction that will qualify as a partnering transaction under our Certificate of Incorporation. In the event we enter into a definitive agreement for the potential partnering transaction prior to the Special Meeting, we will issue a press release and file a Form 8-K with the SEC announcing the potential partnering transaction.

You are not being asked to vote on the potential partnering transaction at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the potential partnering transaction, you will retain the right to vote on the potential partnering transaction when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the potential partnering transaction is approved and completed or we have not consummated the potential partnering transaction by the Extended Date.

SPECIAL MEETING OF PCPC STOCKHOLDERS

The PCPC Special Meeting

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our Board for use at the Special Meeting of stockholders to be held on December 12, 2022, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about November 14, 2022. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place of Special Meeting

The Special Meeting will be held on December 12, 2022, at 11:00 a.m., Eastern time, conducted via live webcast at the following address https://www.cstproxy.com/periphascapitalpartneringcorp/2022. You will need the control number that is printed on your proxy card to enter the Special Meeting. PCPC recommends that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person.

Proposals at the Special Meeting

At the Special Meeting, PCPC will ask the PCPC stockholders to vote in favor of the following proposals:

1.

Proposal No. 1 — The “Extension Proposal” — To extend the date by which PCPC must consummate a partnering transaction, involving PCPC and one or more businesses, from December 14, 2022 (or March 14, 2023, if PCPC has executed a letter of intent, agreement in principle or definitive agreement for an initial partnering transaction by December 14, 2022) to September 30, 2023 or such earlier date as determined by our Board to be in the best interests of the Company (the “Extension,” and such later date, the “Extended Date”) (the “Extension Proposal”); and

2.

Proposal No. 2 — The “Adjournment Proposal” — To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”).

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our Common Stock at the close of business on November 11, 2022, which is the Record Date for the Special Meeting. You are entitled to one vote for each share of Class A Common Stock that you held as of the Record Date. The shares of our Class F Common Stock are entitled, together with the shares of our Class B Common Stock, to 20% of the voting power of our Common Stock (not including the private placement shares) as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 16,805,600 shares of our Class A Common Stock, 120,000 shares of our Class B Common Stock and 828,000 shares of our Class F Common Stock outstanding. All of the outstanding shares of our Class F Common Stock and Class B Common Stock are held by our Sponsor.

Our Sponsor has agreed to vote all of their shares of Common Stock in favor of the Extension Proposal and the Adjournment Proposal. Anchor investors, Board members and operating partners holding approximately 10.4% of our Class A Common Stock have also agreed to vote all their shares of Class A Common Stock in favor of the Extension Proposal and the Adjournment Proposal, not to redeem their shares in connection with the Extension, and not to sell their shares before December 14, 2022 unless the Company chooses to not pursue the Extension Proposal or the potential partnering transaction before such date. Our issued and outstanding warrants do not have voting rights at the Special Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU

VOTE “FOR” EACH OF THESE PROPOSALS.

Quorum and Required Vote for Proposals for the Special Meeting

Approval of the Extension Proposal requires the affirmative vote of holders, as of the Record Date, of a majority of the voting power of the then outstanding shares of our Common Stock that are voted at a meeting to extend such date, voting together as a single class. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date shall constitute a quorum for the vote on the Extension Proposal. Accordingly, a PCPC stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Proposal. Abstentions and broker non-votes will have no effect on the outcome of any vote on the Extension Proposal, assuming a quorum is present.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. The presence, in person or by proxy, at the Special Meeting of the holders of shares of outstanding Common Stock representing a majority of the voting power of all issued and outstanding shares of Common Stock entitled to vote as of the Record Date at the Special Meeting shall constitute a quorum for the vote on the Adjournment Proposal. Accordingly, a PCPC stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of Common Stock required to validly establish a quorum, but if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal, assuming a quorum is present.

It is possible that PCPC will not be able to negotiate and complete its initial partnering transaction on or before the Termination Date, or by the Extended Date if the Extension Proposal is approved. If PCPC fails to complete its initial partnering transaction on or before the Termination Date, or by the Extended Date if the Extension Proposal is approved, PCPC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the public stockholders in accordance with its certificate of incorporation.

No Additional Matters

The Special Meeting has been called only to consider and vote on the approval of the Extension Proposal and the Adjournment Proposal. Under the Company’s bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our Common Stock, you may call Morrow, our proxy solicitor, at (800) 662-5200 or (203) 658-9400.

Redemption Rights

If the Extension Proposal is approved, the Company will provide public stockholders making the Redemption the opportunity to receive, at the time the Extension is approved, and in exchange for the surrender of their Public Shares, a pro rata portion of the funds available in the Trust Account including any interest earned on the funds held in the Trust Account but net of taxes payable. You will be able to redeem your Public Shares in connection with any stockholder vote to approve the potential partnering transaction or if the Company has not consummated an initial partnering transaction by the Extended Date.

You will be entitled to receive cash for any Public Shares to be redeemed in connection with the Extension Proposal only if you:

(i)	hold Public Shares, and

(ii)

prior to 5:00 p.m., Eastern Time, on December 8, 2022, (a) submit a written request to Continental that PCPC redeem your Public Shares for cash and (b) deliver your stock certificates (if any) and other redemption forms to Continental, physically or electronically through DWAC.

Holders of Public Shares do not need to affirmatively vote on the Extension Proposal or be a holder of such Public Shares as of the Record Date to exercise redemption rights. Holders who hold Public Shares as of the redemption deadline may exercise their redemption rights in connection with the Extension Proposal regardless of how they vote, or if they vote, at the Special Meeting. If the Extension Proposal is not approved, these Public Shares will not be redeemed in connection with the Extension Proposal and the Special Meeting. If a holder of Public Shares properly demands redemption, delivers his, her or its stock certificates (if any) and other redemption forms to Continental, and the Extension Proposal is approved, we will redeem each Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay franchise and income taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding Public Shares. It is anticipated that this would amount to approximately $25.10 per share. If a holder of Public Shares exercises his, her or its redemption rights, then such holder will be exchanging his, her or its Public Shares for cash and will no longer own securities of PCPC.

Holders may demand redemption by delivering their stock certificates (if any) and other redemption forms, either physically or electronically using DTC’s DWAC system, to the Company’s transfer agent prior to the vote at the Special Meeting. If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming stockholder.

The Company’s transfer agent can be contacted at the following address:

Continental Stock Transfer & Trust Company

1 State Street — 30th Floor

New York, New York 10004

Attn: Mark Zimkind

Email: mzimkind@continentalstock.com

Furthermore, if a holder of a Public Share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

The closing price of our Public Shares on November 11, 2022 was $24.97 per share. The Company expects that the redemption price per share at the time of the Special Meeting will be approximately $25.10, based on the current aggregate amount on deposit in the Trust Account of approximately $416.7 million, less approximately $945,000 in franchise and income taxes estimated to be paid prior to the Special Meeting, divided by the total number of then outstanding Public Shares. Prior to exercising redemption rights, stockholders should verify the market price of Public Shares, as they may receive higher proceeds from the sale of their Public Shares in the public market than from the exercise of their redemption rights if the market price per share is higher than the redemption price. The Company cannot assure its stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its stockholders wish to sell their shares.

If you elect to redeem your Public Shares, you will have no right to participate in, or have any interest in, the future growth of PCPC, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If PCPC does not consummate the potential partnering transaction on or before the Termination Date and the Extension Proposal is not approved, PCPC will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the Public Stockholders and all of PCPC’s warrants will expire worthless.

Your right to redeem your Public Shares in connection with the Special Meeting relating to the Extension Proposal does not affect the right of PCPC stockholders to elect to redeem their Public Shares in connection with the potential partnering transaction, which is a separate and additional redemption right available to PCPC stockholders.

If a holder of Public Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Public Shares for cash and will no longer own those shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE PCPC REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO PCPC’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE EXTENSION IS NOT APPROVED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on December 8, 2022 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company at 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your Public Shares to Continental electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on December 8, 2022 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by a stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting Continental Stock Transfer & Trust Company or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Continental Stock Transfer & Trust Company will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on December 8, 2022 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Stockholder tenders its shares and decides prior to the redemption deadline that it does not want to redeem its shares, the stockholder may withdraw the tender by requesting that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Following the redemption deadline, any request for redemption may not be withdrawn unless the Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which the Board may do in whole or in part). In the event that a Public Stockholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Proposal will not be approved. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on December 8, 2022 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the approval of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders. If the Extension Proposal is not approved or is abandoned, these shares will be returned promptly following the Special Meeting as described above.

Appraisal or Dissenters’ Rights

No appraisal or dissenters’ rights are available to holders of shares of Common Stock or warrants to acquire Common Stock in connection with the Extension Proposal.

Solicitation of Proxies

PCPC will pay the cost of soliciting proxies for the Special Meeting. PCPC has engaged Morrow to assist in the solicitation of proxies for the Special Meeting. PCPC has agreed to pay Morrow a fee of up to $35,000 in connection with the Extension Proposal. PCPC will reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. PCPC also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Public Shares for their expenses in forwarding soliciting materials to beneficial owners Public Shares and in obtaining voting instructions from those owners. PCPC’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Interests of the Sponsor and PCPC’s Directors and Officers

When you consider the recommendation of the Board, PCPC stockholders should be aware that aside from their interests as stockholders, the Sponsor and certain members of the Board and officers have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to PCPC stockholders that they approve the Extension

Proposal. PCPC stockholders should take these interests into account in deciding whether to approve the Extension Proposal:

•

the beneficial ownership of the Sponsor of an aggregate of 120,000 shares of our Class B Common Stock, 828,000 shares of our Class F Common Stock, 256,000 private placement shares of our Class A Common Stock and 61,400 warrants purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the initial public offering (the “private placement warrants”), which shares and warrants were acquired for an aggregate investment of $6,165,000 at the time of the initial public offering and would become worthless if PCPC does not complete a partnering transaction by the Termination Date or by the Extended Date, if the Extension Proposal is approved.

•	the continued indemnification of current directors and officers of PCPC and the continuation of directors’ and officers’ liability insurance after the potential partnering transaction;

•

the fact that the Sponsor agreed to loan the Company $200,000 under a non-interest bearing promissory note (the “Working Capital Loan”), and the Working Capital Loan will not be repaid if the potential partnering transaction is not consummated and all amounts owed thereunder will be forgiven except to the extent that the Company has funds available to it outside of the Trust Account;

•

the fact that $20,000 per month is paid to an affiliate of our Sponsor for office space, secretarial and administrative services provided to members of our management team, and, upon our liquidation, we will cease paying these monthly fees;

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete the potential partnering transaction within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $25.00 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

•	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company; and

•	the fact that our Sponsor, officers and directors will lose their entire investment in us if an initial partnering transaction is not completed.

Additionally, if the Extension Proposal is approved and PCPC consummates the potential partnering transaction, Sponsor and the officers and directors may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Overview

PCPC is proposing to extend the date by which PCPC must consummate the potential partnering transaction to the Extended Date so as to give PCPC additional time to complete the potential partnering transaction.

The potential partnering transaction is expected to qualify as a “partnering transaction” under our Certificate of Incorporation.

The Board believes that it is in the best interests of PCPC stockholders that the Extension be obtained so that, in the event the potential partnering transaction is for any reason not able to be consummated on or before the Termination Date, PCPC will have additional time to negotiate and consummate the potential partnering transaction. Without the Extension, PCPC believes that it may not be able to complete the potential partnering transaction on or before the Termination Date. If that were to occur, PCPC would be precluded from completing the potential partnering transaction and would be forced to liquidate even if PCPC stockholders are otherwise in favor of consummating the potential partnering transaction.

If the Extension Proposal is approved, the Company will have until the Extended Date to complete the potential partnering transaction. The Company will remain a reporting company under the Exchange Act and its public units, Class A Common Stock and Public Warrants will remain publicly traded. The Company will then continue to work to negotiate and consummate the potential partnering transaction by the Extended Date.

If the Extension Proposal is approved, the Board will be granted the authority to cease all operations of the Company and to wind up prior to September 30, 2023 if it determines it would be in the best interests of the Company to do so. Our Board may also abandon the Extension prior to the Special Meeting if it is not able to or determines it will not be able to negotiate a letter of intent, agreement in principle or definitive agreement for the potential partnering transaction.

PCPC believes that given PCPC’s expenditure of time, effort and money on the potential partnering transaction, circumstances warrant ensuring that PCPC is in the best position possible to consummate the potential partnering transaction and that it is in the best interests of PCPC’s stockholders that PCPC obtain the Extension. PCPC believes the potential partnering transaction will provide significant benefits to its stockholders.

As contemplated by the Certificate of Incorporation, Public Stockholders may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account. If the Extension Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the potential partnering transaction is submitted to the stockholders, subject to any limitations set forth in the Certificate of Incorporation. In addition, Public Stockholders who do not make the Redemption would be entitled to have their Public Shares redeemed for cash if PCPC has not completed a partnering transaction by the Extended Date.

The Company expects that the redemption price per share at the time of the Special Meeting will be approximately $25.10, based on the current aggregate amount on deposit in the Trust Account of approximately $416.7 million, less approximately $945,000 in franchise and income taxes estimated to be paid prior to the Special Meeting, divided by the total number of then outstanding Public Shares. The closing price of the Class A Common Stock on the NYSE on November 11, 2022 was $24.97. Accordingly, if the market price of the Class A Common Stock were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a Public Stockholder receiving approximately $0.13 more per share than if the stock was sold in the open market. PCPC cannot assure stockholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares. PCPC believes that such redemption right enables its public stockholders to determine whether or not to sustain their investments for an additional period if PCPC does not complete the potential partnering transaction on or before the Termination Date.

Reasons for the Extension Proposal

PCPC’s Certificate of Incorporation provides that PCPC currently has until December 14, 2022 (or March 14, 2023, if PCPC has executed a letter of intent, agreement in principle or definitive agreement for an initial partnering transaction by December 14, 2022) to complete an initial partnering transaction. The purpose of the Extension Proposal is to allow PCPC more time to negotiate and complete the potential partnering transaction.

While we are currently in preliminary discussions with an entity regarding a potential business combination (the “potential partnering transaction”), our Board currently believes that there will not be sufficient time before December 14, 2022 (or March 14, 2023, if PCPC has executed a letter of intent, agreement in principle or definitive agreement for an initial partnering transaction by December 14, 2022) to negotiate and complete the potential partnering transaction, if we proceed with it (as to which there can be no assurance). Accordingly, the Board believes that, in order to be able to consummate the potential partnering transaction, we will need to obtain the Extension to allow us additional time to negotiate definitive transaction documents for the potential partnering transaction and seek stockholder approval of the potential partnering transaction. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate the potential partnering transaction to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

Our Certificate of Incorporation provides that the affirmative vote of holders, as of the Record Date, of a majority of the voting power of the then outstanding shares of our Common Stock that are voted at a meeting to extend our corporate existence, voting together as a single class, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a partnering transaction. Additionally, our Certificate of Incorporation provide for all Public Stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that the potential partnering transaction would be in the best interests of our stockholders, and because we believe we may not be able to negotiate and complete the potential partnering transaction within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a partnering transaction beyond the Termination Date to the Extended Date. If the Extension is approved and the Company determines that it is in the best interest of its stockholders to pursue the potential partnering transaction, the Company expects to seek stockholder approval of the potential partnering transaction.

We believe that the foregoing provision in the Certificate of Incorporation was included to protect PCPC stockholders from having to sustain their investments for an unreasonably long period if PCPC failed to find a suitable partnering transaction in the timeframe contemplated by the Certificate of Incorporation. We also believe that, given the Company’s expenditure of time, effort and money on finding a partnering transaction, including the potential partnering transaction, warrant providing Public Stockholders an opportunity to consider the potential partnering transaction.

If the Extension Proposal is Not Approved

Stockholder approval of the Extension is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial partnering transaction. Therefore, our Board will abandon the Extension unless our stockholders approve the Extension Proposal.

If the Extension Proposal is not approved and the potential partnering transaction is not completed on or before the Termination Date, PCPC will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to PCPC to pay franchise and income taxes (less up to $100,000 of such interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the PCPC Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor has waived its right to participate in any liquidation distribution with respect to the 120,000 shares of our Class B Common Stock, 828,000 shares of our Class F Common Stock and 245,600 shares of Class A Common Stock issued in a private placement held by it. There will be no distribution from the Trust Account with respect to the warrants, which will expire worthless in the event PCPC dissolves and liquidates the Trust Account. PCPC will pay any costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the time PCPC has to complete the potential partnering transaction will be extended until the Extended Date. PCPC will then continue to negotiate and consummate the potential partnering transaction until the Extended Date (of which there can be no assusrance). PCPC will remain a reporting company under the Exchange Act and its Common Stock and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on the potential partnering transaction at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the potential partnering transaction, you will retain the right to vote on the potential partnering transaction when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the potential partnering transaction is approved and completed or we have not consummated a partnering transaction by the Extended Date.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $416.7 million held in the Trust Account as of November 11, 2022.

Certain Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to PCPC’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension. Because the components of each CAPS™ sold in PCPC’s initial public offering are separable at the option of the holder, the holder of a CAPS™ generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Shares. As a result, the discussion below with respect to actual holders of Public Shares should also apply to holders of CAPS™ (as the deemed owners of the underlying Public Shares) that separate their CAPS™ into one share of Class A Common Stock and one-quarter of one warrant for the purpose of exercising their redemption rights. This discussion assumes that holders currently hold PCPC securities as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is a summary only and does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including but not limited to the alternative minimum tax, the Medicare tax on certain investment income and except as otherwise discussed below, the special tax rules that may apply to certain types of investors, including but not limited to:

•	banks or financial institutions;

•	insurance companies;

•	brokers, dealers or traders in securities, commodities or currencies;

•	traders that elect to use a mark-to-market method of accounting;

•	persons holding the securities as part of a “straddle,” hedge, integrated transaction or similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	U.S. expatriates or former long-term residents of the United States;

•	partnerships or other pass-through entities for U.S. federal income tax purposes and any beneficial owners of such entities;

•	S corporations;

•	regulated investment companies;

•	real estate investment trusts;

•	grantor trusts;

•	persons holding founder shares or private placement warrants;

•	persons subject to the applicable financial statement accounting rules under Section 451 (b) of the Code;

•	governments or agencies or instrumentalities thereof; and

•	tax-exempt entities.

If you are an entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend on the status of your partners and your activities. If you are a partnership or a partner in a partnership, you should consult your tax advisors.

This discussion is based on the Code, and administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations as of the date hereof, all of which are subject to differing interpretations or change, possibly on a retroactive basis. This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income tax (such as gift and estate taxes).

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION TO REDEEM YOUR PUBLIC SHARES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Consequences to Non-Redeeming Stockholders

A stockholder who does not elect to redeem its Public Shares will continue to own its Public Shares and Public Warrants, if any, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension.

U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares

For purposes of this discussion, a U.S. Holder is a beneficial owner of Public Shares who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust (i) the administration of which is subject to the primary supervision of a court in the United States and for which one or more U.S. persons have the authority to control all substantial decisions or (ii) that has an election in effect under applicable income tax regulations to be treated as a United States person for U.S. federal income tax purposes.

A Non-U.S. Holder is a beneficial owner of Public Shares that is not a U.S. Holder and is not an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

This section summarizes the expected U.S. federal income tax consequences of the redemption of Public Shares from U.S. Holders in connection with the approval of the Extension.

In the event that you elect to have your Public Shares redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale of the Public Shares under Section 302 of the Code.

If the redemption qualifies as a sale of the Public Shares, you generally will recognize capital gain or loss in an amount equal to the difference between (i) the amount realized (i.e., the amount of cash received in respect of the Public Shares) and (ii) your adjusted tax basis in your Public Shares. Your adjusted tax basis in the Public Shares generally should equal your acquisition cost for those shares. If you purchased an investment unit consisting of one CAPS™, the cost of such CAPS™ must be allocated among the securities underlying the CAPS™ based on their relative fair market values at the time of the purchase. The price allocated to the one Public Share and the one-quarter of one warrant underlying the CAPS™ generally should be the holder’s tax basis in such Public Share and such warrant. The foregoing treatment of the Public Shares and Public Warrants, including the holder’s allocation of the tax basis, is not binding on the IRS, or the courts. Because there are no authorities that directly address instruments that are similar to the CAPS™, no assurance can be given that the IRS, the courts, or any other authority will agree with the characterization described above. Accordingly, each holder is urged to consult its tax advisors regarding the tax consequences of the exercise of redemption rights (including alternative characterizations of a CAPS™ or treatments thereof).

Any such capital gain or loss generally will be long-term capital gain or loss if your holding period for the Public Shares so disposed of exceeds one year at the time of the disposition. It is unclear, however, whether the redemption rights with respect to the Public Shares may have suspended the running of the applicable holding period for this purpose. Long-term capital gains recognized by you if you are a non-corporate U.S. Holder may be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

If the redemption does not qualify as a sale of Public Shares, you will be treated as receiving a cash distribution from PCPC. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from PCPC’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) your adjusted tax basis in your Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of your Public Shares and will be taxed in the manner described in the preceding paragraphs. If you are taxable as a corporation for U.S. federal income tax purposes, the portion of any redemption payment that PCPC pays to you that is treated as a dividend generally will qualify for the dividends received deduction if the requisite holding period is satisfied. If you are a non-corporate U.S. Holder, with certain exceptions (including, but not limited to, if you elect to treat such dividends as investment income for purposes of investment interest deduction limitations) and provided certain holding period requirements are met, any portion of any redemption payment that PCPC pays to you that is treated as a dividend generally will constitute “qualified dividends” that may be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Public Shares would prevent you from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a corporation may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of Public Shares treated as held by you (including any stock you constructively own as a result of owning Public Warrants) relative to all of PCPC’s shares outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale by you of your Public Shares (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to you, (ii) results in a “complete termination” of your interest in PCPC or (iii) is “not essentially equivalent to a dividend” with respect to you. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, you would take into account not only stock actually owned by you, but also shares of PCPC stock that you constructively owned. You may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which you have an interest or that have an interest in you, as well as any stock you have a right to acquire by exercise of an option, which generally would include Public Shares that could be acquired pursuant to the exercise of the Public Warrants. In order to meet the substantially disproportionate test, the percentage of PCPC’s outstanding voting stock actually and constructively owned by you immediately following the redemption of Public Shares must, among other requirements, be less than 80% of the percentage of its outstanding voting stock actually and constructively owned by you immediately before the redemption. There will be a complete termination of your interest if either (i) all of the shares of PCPC’s stock actually and constructively owned by you are redeemed or (ii) all of the shares of PCPC’s stock actually owned by you are redeemed and you are eligible to waive, and effectively waive in accordance with specific rules, the attribution of stock owned by certain family members and you do not constructively own any other Public Shares. The redemption of the Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of your proportionate interest in PCPC. Whether the redemption will result in a meaningful reduction in your proportionate interest in PCPC will depend on your particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” You should consult your tax advisor as to the tax consequences of a redemption, including the application of the constructive ownership rules described above.

If none of the foregoing tests is satisfied, then the redemption will not be treated as a sale, but will be treated as a distribution to you in respect of your Public Shares and you will be subject to the tax consequences described above. If the amount of the distribution you receive does not exceed your adjusted tax basis in your redeemed Public Shares, any of your remaining tax basis in the redeemed Public Shares will be added to your adjusted tax basis in any of your remaining Public Shares, or, if you have none, to your adjusted tax basis in your Public Warrants or, possibly, other stock constructively owned by you.

If you are a U.S. Holder who actually or constructively owns five percent or more of PCPC’s stock (by vote or value) before redemption, you may be subject to special reporting requirements with respect to a redemption of Public Shares, and you should consult your tax advisor with respect to your reporting requirements.

Holders who hold different blocks of Public Shares (generally, Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Medicare Tax

Certain U.S. Holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividends and other income, including capital gain from the sale or disposition of Public Shares.

Information Reporting and Backup Withholding

PCPC or its paying agent must report annually to U.S. Holders and the IRS amounts paid to such holders on or with respect to Public Shares during each calendar year, the amount of proceeds from the sale of Public Shares, and the amount of tax, if any, withheld from such payments. A U.S. Holder will be subject to backup withholding on dividends paid on Public Shares and proceeds from the sale of Public Shares at the applicable rate if the U.S. Holder is not otherwise exempt and (i) the holder fails to provide PCPC or its paying agent with a correct taxpayer identification number, (ii) PCPC or its paying agent is notified by the IRS that the holder provided an incorrect taxpayer identification number, (iii) PCPC or its paying agent is notified by the IRS that the holder failed to properly report payments of interest or dividends or (iv) the holder fails to certify under penalty of perjury that it has provided a correct taxpayer identification number and has not been notified by the IRS that it is subject to backup withholding. A U.S. Holder generally may establish that it is exempt from or otherwise not subject to backup withholding by providing a properly completed IRS Form W-9 to PCPC or its paying agent.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

U.S. Federal Income Tax Consequences of the Redemption to Non-U.S. Holders of Public Shares

General

This section summarizes the expected U.S. federal income tax consequences of the exercise of redemption rights to Non-U.S. Holders of Public Shares. For purposes of the below discussion, if you elect to have your shares of Public Shares redeemed, the characterization for U.S. federal income tax purposes of the redemption of your shares of Public Shares generally will correspond to the U.S. federal income tax characterization that would be applicable to such a redemption by a U.S. Holder of Public Shares, as described under “U.S. Federal Income Tax Consequences of the Redemption to U.S. Holders of Public Shares” above.

Taxable Sales or Exchanges

If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a sale or exchange of your Public Shares for U.S. federal income tax purposes, you will not be subject to U.S. federal income tax on any gain or loss on such event (which generally would be calculated in the same manner as if you were a U.S. Holder) unless either (i) the gain is effectively connected with the conduct of a trade or business by you within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by you), (ii) you are an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met or (iii) PCPC is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that you held Public Shares and, in the case where Public Shares are regularly traded on an established securities market, you have owned, directly or constructively, more than 5% of the Public Shares, at any time within the shorter of the five-year period preceding the disposition or your holding period for the Public Shares.

Unless an applicable treaty provides otherwise, gain described in clause (i) immediately above will be subject to tax at generally applicable U.S. federal income tax rates as if you were a U.S. resident. Any gain described in clause (i) immediately above if you are a corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). If you are an individual Non-U.S. Holder described in clause (ii) immediately above, you generally will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, which may be offset by U.S. source capital losses. If you are eligible for the benefits of an income tax treaty between the United States and your country of residence, any gain described in clause (ii) immediately above will be subject to U.S. federal income tax in the manner specified by the income tax treaty a. To claim the benefit of any applicable income tax treaty, you must properly submit an applicable IRS Form W-8. You should consult your tax advisor regarding the potential application of income tax treaties and your eligibility for income tax treaty benefits.

In the case of clause (iii) two paragraphs above, PCPC would be classified as a United States real property holding corporation if the fair market value of PCPC’s “United States real property interests” equal or exceed 50 percent of the sum of the fair market value of PCPC’s worldwide real property interests plus PCPC’s other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. As PCPC has generally only held cash, cash equivalents and government securities since its inception, PCPC does not believe that it is or has ever been a United States real property holding corporation.

Distributions

If you are a Non-U.S. Holder who elects to have Public Shares redeemed and the redemption is treated as a distribution for U.S. federal income tax purposes, in general, any distributions PCPC makes to you with respect to Public Shares, to the extent paid out of PCPC’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute a dividend for U.S. federal income tax purposes and, provided such dividends are not effectively connected with your conduct of a trade or business within the United States, the applicable withholding agent would be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless you are eligible for a reduced rate of withholding tax under an applicable income tax treaty and provide proper certification of your eligibility for such reduced rate (on an applicable IRS Form W-8).

Any distribution not constituting a dividend will be treated first as reducing (but not below zero) your adjusted tax basis in your Public Shares and, to the extent such distribution exceeds your adjusted tax basis, as gain realized from the sale or other disposition of the Public Shares, which will be treated as described immediately above.

The withholding tax does not apply to dividends paid to you if you provide an IRS Form W-8ECI certifying that the dividends are effectively connected with your conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to U.S. federal income tax as if you were a U.S. resident. A Non-U.S. Holder that is a corporation that receives effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

FATCA

Provisions commonly referred to as “FATCA” impose withholding of 30% on payments of dividends on our Public Shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our Public Shares. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. holder might be required to file a U.S. federal income tax return to claim such refunds or credits. Prospective investors should consult their tax advisors regarding the effects of FATCA on their investment in our securities.

Information Reporting and Backup Withholding

Information returns may be filed with the IRS in connection with payments of dividends and the proceeds from a sale or other disposition of CAPS™, Public Shares and Public Warrants. Non-U.S. Holders may have to comply with certification procedures to establish that such Non-U.S. Holders are not United States persons in order to avoid backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty will satisfy the certification requirements necessary to avoid the backup withholding as well. Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Vote Required for Approval

Pursuant to the Certificate of Incorporation, the Company may extend the Termination Date to a later date as approved by holders of a majority of the voting power of the then outstanding Common Stock that are voted at a meeting to extend such date, voting together as a single class.

Approval of the Extension Proposal requires the affirmative vote of holders of a majority of the voting power of the then outstanding shares of PCPC’s Common Stock, voting together as a single class, that are voted at the Special Meeting. Failure to vote by proxy or to vote in person at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PCPC’S STOCKHOLDERS

VOTE “FOR” THE EXTENSION PROPOSAL.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to PCPC’s stockholders in the event there are not sufficient votes at the time of the Special Meeting for, or otherwise in connection with, the approval of the Extension Proposal. In no event will the Board adjourn the Special Meeting beyond December 14, 2022.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by PCPC’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date in the event there are not sufficient votes at the time of the Special Meeting for, or otherwise in connection with, the approval of the Extension Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock, voting together as a single class, present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Failure to vote by proxy or to vote in person at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT PCPC STOCKHOLDERS

VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Common Stock as of November 11, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our Common Stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers and directors that beneficially owns shares of our Common Stock; and

•	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

In the table below, percentage ownership is based on 16,805,600 shares of Class A Common Stock outstanding and 828,000 shares of Class F Common Stock outstanding as of November 11, 2022. The table below does not include 120,000 shares of our Class B Common Stock, which are held by our sponsor and become convertible into shares of our Class A Common Stock on the last day of each fiscal year following consummation of a partnering transaction, depending on a number of factors including, but not limited to, the per price share of our Class A Common Stock. On all matters to be voted upon, the holders of the Common Stock vote together as a single class. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 120,000 shares of our Class B Common Stock, and 828,000 shares of our Class F Common Stock, representing 20.0% of issued and outstanding voting power of PCPC’s Common Stock (not including the 245,600 private placement shares). The table below does not include the shares of Class A Common Stock underlying the private placement warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

	Class A Common Stock		Class F Common Stock(2)
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
PCPC Holdings, LLC(3)	245,600	1.4%	828,000	100%
Empyrean Capital Partners, LP(4)	867,420	5.1%	—	—
Fir Tree Capital Management LP(5)	1,048,434	6.2%	—	—
Sanjeev Mehra(3)	245,600	1.4%	828,000	100%
Todd Nice	—	—	—	—
Jeff Dodge	—	—	—	—
Anish Pathipati	—	—	—	—
Allen Spizzo	—	—	—	—
Eric Dobkin	40,000	*	—	—
Matt Espe	—	—	—	—
All officers and directors as a group (7 individuals)	285,600	1.4%	828,000	100%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of our stockholders is 667 Madison Avenue, 15th Floor, New York, NY 10065.

(2)	Class F common stock will automatically convert into shares of Class A common stock at the time of the initial partnering transaction on a one-for-one basis, subject to certain adjustments.
(3)	PCPC Holdings, LLC, our sponsor, is the record holder of the shares reported herein. Our sponsor is controlled by its managing member, and Sanjeev Mehra indirectly controls the managing member.
(4)

Based solely on the Schedule 13G filed jointly by Empyrean Capital Overseas Master Fund, Ltd. (“ECOMF”), Empyrean Capital Partners, LP (“ECP”), and Amos Meron with the SEC on January 25, 2021. ECOMF, a Cayman Islands exempted company, directly holds 867,420 shares of the Class A Common Stock. ECP, a Delaware limited partnership, serves as investment manager to ECOMF with respect to such shares and Amos Meron, serves as the managing member of Empyrean Capital, LLC, the general partner of ECP. The business address of each is c/o Empyrean Capital Partners, LP, 10250 Constellation Boulevard, Suite 2950, Los Angeles, CA 90067.

(5)

Based solely on the Form 13F-HR filed by Fir Tree Capital Management LP with the SEC on August 15, 2022. The business address of Fir Tree Capital Management LP is 55 West 46th Street, 29th Floor New York, NY 10036.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Proposal is approved, we anticipate that PCPC’s next annual meeting of stockholders will be held no later than December 31, 2023. If the Extension Proposal is not approved and the potential partnering transaction is not consummated, there will be no further annual meetings of PCPC. You should direct any proposals to PCPC’s Chief Financial Officer at Periphas Capital Partnering Corporation, 667 Madison Avenue, 15th Floor, New York, New York 10065. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the next annual meeting, under PCPC’s bylaws you must give timely notice of the matter or the nomination, in writing, to PCPC’s Chief Financial Officer not earlier than the opening of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by PCPC.

HOUSEHOLDING INFORMATION

Unless PCPC has received contrary instructions, PCPC may send a single copy of this proxy statement to any household at which two or more stockholders reside if PCPC believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce PCPC’s expenses. However, if stockholders prefer to receive multiple sets of PCPC’s disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of PCPC’s disclosure documents, the stockholders should follow these instructions:

•	if the shares are registered in the name of the stockholder, the stockholder should contact PCPC at the following address and e-mail address:

Periphas Capital Partnering Corporation

667 Madison Avenue, 15th Floor

New York, New York 10065

Attention: Todd Nice, Chief Financial Officer

E-mail: tnice@periphascap.com

•	if a broker, bank or nominee holds the shares, the stockholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

PCPC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read PCPC’s SEC filings, including this proxy statement as well as PCPC’s Annual Report on Form 10-K for the year ended December 31, 2021, as amended, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the Extension or the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:

Periphas Capital Partnering Corporation

667 Madison Avenue, 15th Floor

New York, New York 10065

Attention: Todd Nice, Chief Financial Officer

E-mail: tnice@periphascap.com

You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Tel: Toll-Free (800) 662-5200 or (203) 658-9400

Email: PCPC.info@investor.morrowsodali.com

If you are a stockholder of PCPC and would like to request documents, please do so by December 5, 2022 to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PERIPHAS CAPITAL PARTNERING CORPORATION

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 11, 2022.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this **X**

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH IN PROPOSAL 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

CONTROL NUMBER

Signature______________________________ **Signature, if held jointly**__________________________________ **Date**____________, **2022**

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE Vote by - Internet 24 Hours - a QUICK Day, 7 Days a Week EASY or by Mail PARTNERING PERIPHAS CORPORATION CAPITAL to Your vote Internet your shares vote authorizes in the same the manner named as proxies if you marked, Votes submitted signed and electronically returned your over proxy the Internet card. must on December be received 11, 2022 by .11:59 p.m., Eastern Time, INTERNET www.cstproxyvote – .com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the https://www special meeting .cstproxy . To attend: .com/ periphascapitalpartneringcorp/2022 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Please mark your votes like this Proposal No. 1 — Extension Proposal — To extend the date by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar partnering transaction (“partnering transaction”), involving the Company and one or more businesses from December 14, 2022 (or March 14, 2023, if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial partnering transaction by December 14, 2022) to September 30, 2023 or such earlier date as determined by the board of directors of the Company to be in the best interests of the Company (the “Extension Proposal”). FOR AGAINST ABSTAIN Proposal No. 2 — Adjournment Proposal— To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, at the time of the Special Meeting, there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. FOR AGAINST ABSTAIN PLEASE ENCLOSED SIGN, TO DATE CONTINENTAL AND RETURN STOCK THE PROXY TRANSFER IN THE ENVELOPE & TRUST DIRECTED COMPANY. HEREIN THIS PROXY BY THE WILL UNDERSIGNED BE VOTED SHAREHOLDER IN THE MANNER . IF NO PROPOSAL DIRECTION SET IS FORTH MADE, IN THIS PROPOSAL PROXY WILL 1 AND BE 2 VOTED AND WILL “FOR” GRANT THE MATTERS DISCRETIONARY AS MAY AUTHORITY PROPERLY COME TO VOTE BEFORE UPON THE SUCH MEETING OTHER OR ANY PRIOR ADJOURNMENTS PROXIES SIGNED THEREOF BY YOU . .THIS PROXY WILL REVOKE ALL CONTROL NUMBER Signature Signature, if held jointly Date , 2022 Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors. administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on December 12, 2022: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/periphascapitalpartneringcorp/2022. YOUR VOTE IS IMPORTANT FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED SPECIAL MEETING OF STOCKHOLDERS OF PERIPHAS CAPITAL PARTNERING CORPORATION THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 12, 2022. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated November 14, 2022, in connection with the special meeting of stockholders (the “Special Meeting”) of Periphas Capital Partnering Corporation (the “Company”) to be held at 11:00 a.m. Eastern Time on December 12, 2022, via virtual meeting at https://www.cstproxy.com/periphascapitalpartneringcorp/2022, and hereby appoints Sanjeev Mehra and Todd Nice, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. (Continued and to be marked, dated and signed, on reverse side)